UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report – January 28, 2014
(Date of earliest event reported)

QUESTAR GAS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF UTAH	333-69210	87-0155877
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
333 South State Street, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant’s telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Questar Gas has received approval from the Utah and Wyoming public service commissions to include natural gas producing properties under the Wexpro II Agreement. Under the terms of Wexpro II, approval was needed from both states. The related press release detailing the approval is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The press release has also been posted to the Company's web site (www.questar.com).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Questar Gas receives approval to add natural gas properties under Wexpro II Agreement - Press Release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Questar Gas Company
(Registrant)

January 28, 2014	/S/ Kevin W. Hadlock
Kevin W. Hadlock
Executive Vice President and
Chief Financial Officer

List of Exhibits:

Exhibit No.	Exhibit

99.1	Questar Gas receives approval to add natural gas properties under Wexpro II Agreement - Press Release.